Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Overlay Shares Enhanced Equity Fund (OVEEX)
Overlay Shares Hedged Equity Fund (OVHEX)
(each, a “Fund’ and together, the “Funds”)
each, a series of Listed Funds Trust (the “Trust”)

Supplement dated August 28, 2026
to the Prospectus dated July 9, 2026

In connection with making the Funds’ shares available through certain intermediary platforms, the penultimate paragraph of the “Purchasing Shares Through a Financial Intermediary” is revised to reflect that Authorized Intermediaries may designate other intermediaries to receive purchase and redemption orders and that the Fund will be deemed to have received orders accepted by any such intermediary. Therefore, effective immediately, the disclosure under “Purchasing Shares Through a Financial Intermediary” is hereby deleted in its entirety and replaced with the disclosure set forth below.
Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 855-522-8565, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
If you place an order for a Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the applicable price next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.
In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with a Fund, orders will be processed at the applicable price next calculated after receipt in good order by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. An order is deemed to be received in good order when a Fund or an Authorized Intermediary (or its authorized designee) accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries, each an authorized designee, to receive purchase and redemption requests on behalf of the Funds. Orders will be priced at the Fund’s NAV next computed after they are received in good order by an Authorized Intermediary (or its authorized designee).
For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds, you should contact your financial intermediary directly.

Please retain this Supplement with your Prospectus for future reference.